SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      January 31, 2001 (January 22, 2001)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-15905                 73-1268729
 (State of Incorporation)  (Commission File Number)       (IRS Employer
                                                        Identification No.)


                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On January 22, 2001, Blue Dolphin Energy Company (the "Company") issued a press release announcing that it sold its 50% interest in the Black Marlin Pipeline System to affiliates of the Williams Companies, Inc. for approximately $4.625 million. The Black Marlin Pipeline System includes a 75-mile natural gas and condensate gathering line with related shore facilities servicing the High Island Area, offshore Texas (the "Black Marlin Pipeline") and the recently constructed 3-mile lateral pipeline extending from High Island Block A-5 to an interconnection into the Black Marlin Pipeline in High Island Block A-6 ("the A-5 Lateral").

      This disposition was consummated, in part, through a sale of all of the outstanding capital stock of Black Marlin Pipeline Company (formerly an indirect wholly owned subsidiary of the Company) the owner of a 50% interest in the Black Marlin Pipeline, pursuant to a Purchase and Sale Agreement dated January 12, 2001 (the "Stock Purchase Agreement") among Black Marlin Energy Company, a wholly owned subsidiary of the Company, MCNIC Offshore Pipeline & Processing Company ("MCNIC"), WBI Southern, Inc. ("WBI") and Williams Field Services Group, Inc. The Company received $3.625 million for the outstanding capital stock of Black Marlin Pipeline Company

      The remaining part of this disposition was consummated through the sale of the A-5 Lateral owned 50% by Blue Dolphin Pipe Line Company, a wholly owned subsidiary of the Company ("BDPL"), pursuant to a Purchase and Sale Agreement dated January 12, 2001 (the "Asset Purchase Agreement") among BDPL, MCNIC, WBI and Williams Field Services - Gulf Coast Company, L.P. The Company received $1.0 million for the A-5 Lateral.

      The Stock Purchase Agreement, Asset Purchase Agreement and press release are filed as exhibits hereto and are incorporated by reference. The description of the Stock Purchase Agreement and Asset Purchase Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Pro Forma Information

Introduction

      The pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's results actually would have been if such event had occurred at the date indicated. The pro forma condensed financial information should be read in conjunction with the notes thereto together with the Company's financial statements and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations," all appearing in the Company's Report on Form 10-K for the year ended December 31, 1999, and in the Company's report on form 10-Q for the quarter ended September 30, 2000.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED

                               September 30, 2000

                                                                      SALE OF
                                                                       BLACK               PRO
                                                     HISTORICAL        MARLIN             FORMA
                                                    ------------    ------------       ------------
                                                    (Unaudited)
                            ASSETS
Current Assets:
   Cash .........................................   $  1,871,282       4,625,000 (1)      6,496,282
   Trade accounts receivable ....................      2,176,399                          2,176,399
   Funds Escrowed for abandonment ...............      1,466,857                          1,466,857
   Prepaid expenses .............................        931,878          (4,763)(1)        927,115
                                                    ------------    ------------       ------------
          Total Current Assets ..................      6,446,416       4,620,237         11,066,653

Property and Equipment, at cost, using full cost
    method for oil and gas properties ...........     34,331,212      (3,613,166)(1)     30,718,046
Accumulated depletion, depreciation
    and amortization ............................    (29,931,631)        316,248 (1)    (29,615,383)
                                                    ------------    ------------       ------------
                                                       4,399,581      (3,296,918)         1,102,663

Land ............................................        930,500         (80,500)(1)        850,000
Acquisition and development costs - Petroport ...      1,871,543                          1,871,543
Other Assets ....................................        498,793                            498,793
                                                    ------------    ------------       ------------
          Total Assets ..........................   $ 14,146,833       1,242,819         15,389,652
                                                    ============    ============       ============

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses ........   $  3,650,044                          3,650,044
   Current portion of long term-debt ............        218,412                            218,412
   Notes payable - related parties ..............      1,400,000                          1,400,000
                                                    ------------                       ------------
         Total Current Liabilities ..............      5,268,456                          5,268,456

Minority interest ...............................      1,177,744                          1,177,744

Common Stock ....................................         59,749                             59,749
Additional Paid-in Capital ......................     25,784,758                         25,784,758
Accumulated (Deficit) ...........................    (18,143,874)      1,242,819 (1)    (16,901,055)
                                                    ------------    ------------       ------------
          Total Liabilities and
            Stockholders' Equity ................   $ 14,146,833       1,242,819         15,389,652
                                                    ============    ============       ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

             NOTES TO PRO FORMA CONDENSED BALANCE SHEET - UNAUDITED

                               September 30, 2000


(1) To reflect the sale of the Company's 50% interest in the Black Marlin Pipeline System as of September 30, 2000, for $4,625,000 cash.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED

                  For the Nine Months Ended September 30, 2000

                                                                          SALE OF
                                                                           BLACK                PRO
                                                         HISTORICAL        MARLIN              FORMA
                                                        ------------    ------------       ------------
Revenue from operations:
    Pipeline operations .............................   $  1,716,102      (1,018,976)(1)        697,126
    Oil and gas sales ...............................      3,810,333                          3,810,333
    Operating  fees .................................        234,338                            234,338
                                                        ------------    ------------       ------------
                    REVENUE FROM OPERATIONS .........      5,760,773      (1,018,976)         4,741,797

Cost of operations:
    Pipeline operating expenses .....................        753,726        (394,359)(1)        359,367
    Lease operating expenses ........................        951,068                            951,068
    Depletion, depreciation, and amortization .......      1,441,694        (149,802)(1)      1,291,892
    Impairment of oil and gas properties ............     10,654,976                         10,654,976
    General and administrative ......................      1,583,151                          1,583,151
                                                        ------------    ------------       ------------
                    COST OF OPERATIONS ..............     15,384,615        (544,161)        14,840,454
                                                        ------------    ------------       ------------
                    LOSS FROM OPERATIONS ............     (9,623,842)       (474,815)       (10,098,657)

Other income (expense):

    Interest and other expense ......................       (140,405)         15,750 (1)       (124,655)
    Interest and other income .......................         77,418                             77,418
                                                        ------------    ------------       ------------
                    INCOME (LOSS) BEFORE INCOME TAXES
                    AND CUMULATIVE EFFECT OF A
                    CHANGE IN AN ACCOUNTING PRINCIPLE     (9,686,829)       (459,065)       (10,145,894)

Minority interest ...................................       (219,223)                          (219,223)

Provision for income taxes ..........................          --                                  --
                                                        ------------                       ------------
Net income (loss) ...................................   $ (9,906,052)                       (10,365,117)
                                                        ============                       ============
Earnings per common share-basic
    Net income ......................................   $      (1.66)                             (1.74)
                                                        ============                       ============
Earnings per common share-diluted
    Net income ......................................   $      (1.66)                             (1.74)
                                                        ============                       ============
Weighted average number of common shares outstanding
  and dilutive potential common shares:
    Basic ...........................................      5,955,645                          5,955,645
                                                        ============                       ============
    Diluted .........................................      5,955,645                          5,955,645
                                                        ============                       ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

     NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS -UNAUDITED

                  For the Nine Months Ended September 30, 2000


(1) To eliminate the revenues, direct operating expenses and depreciation associated with the Black Marlin Pipeline System.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED

                          Year Ended December 31, 1999

                                                                                SALE OF
                                                                                BLACK               PRO
                                                              HISTORICAL        MARLIN             FORMA
                                                             ------------    ------------       ------------
Revenue from operations:
   Pipeline operations ...................................   $  1,875,716        (701,144) (1)     1,174,572
   Oil and gas sales .....................................        567,103                            567,103
   Operating fees ........................................        314,237                            314,237
                                                             ------------    ------------       ------------
          Revenue from operations ........................      2,757,056        (701,144)         2,055,912
                                                             ------------    ------------       ------------
Cost of operations:
   Pipeline operating expenses ...........................      1,102,998        (411,873) (1)       691,125
   Lease operating expenses ..............................      1,100,549                          1,100,549
   Depletion, depreciation and amortization ..............        595,286        (199,017) (1)       396,269
   General and administrative expenses ...................      2,061,805                          2,061,805
                                                             ------------    ------------       ------------
          Cost of operations .............................      4,860,638        (610,890)         4,249,748
                                                             ------------    ------------       ------------
          Income (loss) from operations ..................     (2,103,582)        (90,254)        (2,193,836)

Other income (expense):
   Interest and other expense ............................       (238,322)         14,665  (1)      (223,657)
   Gain on sale of assets ................................      2,052,920                          2,052,920
   Interest and other income .............................         80,722                             80,722
                                                             ------------    ------------       ------------
          Income (loss) before income taxes ..............       (208,262)       (104,919)          (313,181)

Minority interest ........................................           (882)                              (882)

Income tax benefit (expense) .............................     (1,797,033)                        (1,797,033)
                                                             ------------                       ------------
          Income (loss) before cumulative effect of a
            change in an accounting principle.............     (2,006,177)                        (2,111,096)

Change in accounting principal (net of $41,480 income tax)        (80,334)                           (80,334)
                                                             ------------                       ------------
          Net income (loss) ..............................   $ (2,086,511)                        (2,191,430)
                                                             ============                       ============
Earnings per common share-basic
    Income before accounting change ......................   $      (0.41)                             (0.43)
    Cumulative effect of a change in accounting principle           (0.02)                             (0.02)
                                                             ------------                       ------------
    Net income ...........................................   $      (0.43)                             (0.45)
                                                             ============                       ============
Earnings per common share-diluted
    Income before accounting change ......................   $      (0.41)                             (0.43)
    Cumulative effect of a change in accounting principle           (0.02)                             (0.02)
                                                             ------------                       ------------
    Net income ...........................................   $      (0.43)                             (0.45)
                                                             ============                       ============
Weighted average number of common shares
   outstanding and dilutive potential common shares:
   Basic .................................................      4,837,504                          4,837,504
                                                             ============                       ============
   Diluted ...............................................      4,837,504                          4,837,504
                                                             ============                       ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

              NOTES TO PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED

                          Year Ended December 31, 1999



(1) To eliminate the revenues, direct operating expenses and depreciation associated with the Black Marlin Pipeline System.

            (b)   Exhibit

            99.1 Purchase and Sale Agreement by and between Williams Field Services Group. Inc. and Black Marlin Energy Company


            99.2 Purchase and Sale Agreement by and between Williams Field Services - Gulf Coast Company, L.P. and Blue Dolphin Pipeline Company

            99.3  Press release dated January 22, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BLUE DOLPHIN ENERGY COMPANY


Date: January 31, 2001                    By:  /s/ G. BRIAN LLOYD
                                                      G. Brian Lloyd
                                                      Vice President, Treasurer

                                INDEX TO EXIBITS

           EXHIBIT           DESCRIPTION OF EXHIBIT

            99.1 Purchase and Sale Agreement by and between Williams Field Services Group. Inc. and Black Marlin Energy Company

            99.2 Purchase and Sale Agreement by and between Williams Field Services - Gulf Coast Company, L.P. and Blue Dolphin Pipeline Company

            99.3        Press release dated January 22, 2001